UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operation and Financial Condition

                Willdan Group, Inc. (“Willdan”) issued a press release on March 22, 2007.  The press release announced its financial results for the fourth quarter and fiscal year ended December 29, 2006.  The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety.  The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.

                Adjusted EBITDA is a supplemental measure used by Willdan’s management to measure Willdan’s operating performance.  Willdan defines Adjusted EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization, loss (gains) on sales of assets, accrued expenses related to a litigation matter and a one-time stock-based compensation expense recorded in anticipation of Willdan’s initial public offering, less proceeds from life insurance policies carried on Willdan’s former chief executive officer.  Willdan’s definition of Adjusted EBITDA may differ from those of many companies reporting similarly named measures.  This measure should be considered in addition to, and not as a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. generally accepted accounting principles, or GAAP, such as operating income and net income.  Willdan believes Adjusted EBITDA enables management to separate non-recurring income and expense items from our results of operations to provide a more normalized and consistent view of operating performance on a period-to-period basis.  Willdan uses Adjusted EBITDA to evaluate Willdan’s performance for, among other things, budgeting, forecasting and incentive compensation purposes.  Willdan also believes Adjusted EBITDA is useful to investors, research analysts, investment bankers and lenders because it removes from Willdan’s operational results the impact of certain non-recurring income and expense items, which may facilitate comparison of Willdan’s results from period to period.

Item 9.01               Financial Statements and Exhibits

                (d)          Exhibits.

99.1                           Press Release of Willdan Group, Inc. dated March 22, 2007 (financial results for the fourth quarter and fiscal year ended December 29, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: March 22, 2007	By:	/s/ Mallory McCamant
Mallory McCamant
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release of Willdan Group, Inc. dated March 22, 2007 (financial results for the fourth quarter and fiscal year ended December 29, 2006)